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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


         We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-82350 on Form S-3 of our report dated March 13, 2002 relating to the financial statements and financial statement schedule, which appears in Regent Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Cincinnati, Ohio
March 21, 2002